EPT CONCORD RESORT

Sullivan County, New York


CONCORD
SKI AREA

INTRODUCTION



ENTERTAINMENT PROPERTIES TRUST
FIVE STAR PROPERTIES

David Brain

CEO

WHO WE ARE

We are a specialty real estate investment trust (REIT) that invests in properties in select categories which require unique industry knowledge.

~

- *Publicly Traded* NYSE: EPR
- *In business since 1997*
- *Over 160 properties with a total investments of $2.9 billion*
- *Market Capitalization of approximately $3.5 billion*
  - *Equity $2.3 billion*
  - *Debt $1.2 billion*

OUR PORTFOLIO



EPT CONCORD RESORT
MEGAPLEX THEATRES
ENTERTAINMENT RETAIL CENTERS
PUBLIC CHARTER SCHOOLS
METROPOLITAN SKI PARKS
RECREATIONAL AND SPECIALTY


AmStar
CINEMAS


amc


amc






















Entertainment Properties Trust

Tim Lies, *Project Executive*

Robert Drumm, *VP - Transactions and Associate General Counsel*

Steven Edelson, *MSEG, LLC*

Rich Kraus, *Acumen Development*

Morgan G. "Jerry" Earnest, *Chief Investment Officer*

Brian Moriarty, *VP Corporate Communications*

SOME HISTORY

- Catskills Revitalization -
  Recognized a significant opportunity to revitalize the Catskills region

~

- Our Commitment - 2008
  Loaned $162 million to facilitate a project on the Concord hotel site.

~

- Loan Default - Q1 2009
  Borrower fell into default, we took over 90% of the land in June 2010

~

- Current Status - Since June 2010, we've been paying our taxes and kept the Monster golf course open and operating at a loss of $1 million annually

MOVING FORWARD

· Empire Resorts -
Redevelop the Concord Resort Site to include a Casino and Racetrack

~

· Expenditures to Date -
Original $162 million, $9.25 million for the Monster, $2 million for planners, architects and attorneys

Opportunity cost of approximately $1 million per month

Significant commitment for further investment

~

· A New Plan -
A different vision, a different process

~

· Goals For Today's Meeting -
Share our plan, begin the SEQRA process review

Emanuel Pearlman

Chairman of the Board of Directors

Empire Resorts, Inc.

Emanuel Pearlman, *Chairman of the Board of Directors*

Joseph D'Amato, *Chief Executive Officer*

Charles Degliomini, *Executive Vice President*

Laurette Pitts, *Senior VP, Chief Financial Officer*

Nanette Horner, *Senior VP, Chief Counsel, CCO*

ENTERTAINMENT PROPERTIES TRUST
FIVE STAR PROPERTIES

Tim Lies

Project Executive

DESIGN & CONSULTANT TEAM

Master Planner, Architect & Landscape Architect

Hart Howerton

~

Engineering & Environmental Planning and Permitting

AKRF, Inc.

~

Golf Course Design

Rees Jones, Inc.

~

Sustainability

Terrapin Bright Green

~

Casino Architect

JCJ Architecture

Market Analysis

Ralph Stewart Bowden, Inc.

JB Research Company

Union Gaming Group, LLC

~

Development Advisor

Interloc, Inc.

~

Counsel

Gilberti Stinziano Heintz & Smith, P.C.

Steven Vegliante, Attorney at Law

Keane & Beane, P.C.

Jim Tinson

CEO

DISNEY WORLD



HOTEL HERSHEY

Hershey, Pennsylvania



KILLINGTON RESORT

Killington, Vermont



BACHELOR GULCH

Vail Valley, Colorado



DEER VALLEY

Park City, Utah



THE GREENBRIER SPORTING CLUB

White Sulphur Springs, WV



PREMIER GOLF ENVIRONMENTS


Atlantic Golf Club


Bayonne Golf Club


Sebonack Golf Club


The Tuxedo Club


Golf Club of Purchase


Westhampton Golf Club


America's
TOP 100
GOLF COMMUNITIES
Our Annual List of the Best Places to Live and Live Well
By David Gould and Lauren Kay

7 of the top 10 by Hart|Howerton





SUSTAINABLE PLACES that are **LASTING** parts of their **COMMUNITIES**








VISION


Rochester
Syracuse
Lake Placid
Saratoga
VERMONT
NEW HAMPSHIRE
Manchester
NEW YORK
Albany
To: Lake Erie,
Peek'n Peak Resort & Spa
Plattekill Mountain
Windham Mountain
Hunter Mountain
Tanglewood
MASSACHUSETTS
Boston
Binghamton
Belleayre Mountain
Six Flags New England
87
CONNECTICUT
Hartford
Bethel Woods
EPT CONCORD RESORT
RHODE ISLAND
17
25 miles
Tanglewood Resorts
Mohegan Sun Casino
Foxwoods Resort Casino
Mohegan Sun at Pocono Downs
Woodbury Commons
Premium Outlets
Mountain Creek Water Park
50 miles
Jack Frost Mountain Ski Area
Crystal Springs Resort
Big Boulder Ski Area
Camel Back Ski Area
Stamford
PENNSYLVANIA
Yonkers Raceway
Southampton
New York City
Sands Casino Resort Bethlehem
Aqueduct Racetrack
Dorney Park
100 miles
NEW JERSEY
Harrisburg
Hershey
Sesame Place
Six Flags Great Adventure
Philadelphia
Harrah's Chester Casino & Racetrack
Wilmington
Atlantic City



To The Esopus Creek
Ashokan Reservoir
Roscoe (Trout Town, USA)
Catskills Park
Neversink Reservoir
SUNY New Paltz
Hudson River
Villa Roma Resort
Catskill Regional Medical Center
Catskill Regional Medical Center Harris
Bethel Woods Center for the Arts
Sullivan County International Airport
Center for Discovery
Sullivan County Community College
Jellystone Cabins & Campground
Ellenville Regional Hospital
Poughkeepsie
Catskill Distilling Company
Chapin Estate
Monticello
EPT CONCORD RESORT
Crystal Run Healthcare Rock Hill
Monticello Motor Club
Delaware River
Neversink Unique Area
PENNSYLVANIA
Stewart International Airport
86
17
87
84








Concord
KIAMESHA LAKE NEW YORK


THE
Concord




The ANGLER'S GUIDE
to Sullivan's Big Five-being the
Delaware, Neversink, Willowemoc,
Mongaup and Beaverkill with more than
250 named lakes, ponds and brooks in addition to STATE
lands, private preserves & streams and usually the best roads to get to them














Greetings
FROM
CATSKILL
MTS.























1,538 ACRES
Kiamesha Lake Road
Route 161
Route 42 Parcel 2
Route 42
Chalet Road
Concord Road
Kiamesha Lake
Driving Range
Monster Golf Course
Thompsonville Road
Kiamesha Lake Parcels
Route 42 Parcel 1
Rock Ridge Drive
Lake
Lake
Joyland Road
Heiden Road
2.17 miles
Exit 105
Exit 106
Exit 107
Route 17
1.85 miles




Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Kiamesha Lake
Concord Road
Driving Range
Monster Golf Course
Thompsonville Road
Rock Ridge Drive
Lake
Heiden Road
Joyland Road
Lake
Exit 105
Exit 106
Exit 107
Route 17
Future I-86



Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Kiamesha Lake
Concord Road
Driving Range
Monster Golf Course
Thompsonville Road
Rock Ridge Drive
Lake
Lake
Joyland Road
Heiden Road
Exit 105
Exit 106
Exit 107
Route 17
Future I-86


Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Kiamesha Lake
Concord Road
Driving Range
Monster Golf Course
Thompsonville Road
Rock Ridge Drive
Lake
Heiden Road
Joyland Road
Lake
Exit 107
Exit 105
Exit 106
Route 17
Future I-86


Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha Lake
Driving Range
Monster Golf Course
Thompsonville Road
Rock Ridge Drive
Heiden Road
Lake
Lake
Joyland Road
Exit 105
Exit 106
Exit 107
Route 17
Future I-86

SITE ACCESS


LEGEND
Wetlands
Wetland Setbacks
Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha Lake
Rock Ridge Drive
Thompsonville Road
Lake
Heiden Road
Joyland Road
Lake
Exit 105
Exit 106
Exit 107
Route 17


LEGEND
Wetlands
Wetland Setback
Water
Water Setback
Flood Zones
Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha Lake
Rock Ridge Drive
Thompsonville Road
Lake
Lake
Joyland Road
Heiden Road
Exit 105
Exit 106
Exit 107
Route 17


LEGEND
Wetlands
Wetland Setback
Water
Water Setback
Flood Zones
Steep Slopes
Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Kiamesha Lake
Concord Road
Heiden Road
Thompsonville Road
Rock Ridge Drive
Lake
Lake
Joyland Road
Exit 105
Exit 106
Exit 107
Route 17


LEGEND
Wetlands
Wetland Setback
Water
Water Setback
Flood Zones
Steep Slopes
Developable Land
Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha Lake
Heiden Road
Rock Ridge Drive
Thompsonville Road
Lake
Lake
Joyland Road
Exit 105
Exit 106
Exit 107
Route 17






Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha Lake
Heiden Road
Thompsonville Road
Rock Ridge Drive
Lake
Lake
Joyland Road
Exit 107
Exit 105
Exit 106
Route 17


Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha Lake
Heiden Road
Rock Ridge Drive
Thompsonville Road
Lake
Lake
Joyland Road
Exit 107
Exit 105
Exit 106
Route 17

PRIMARY DEVELOPMENT OPPORTUNITIES



Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha Lake
VILLAGE
RESORT
Driving Range
Golf Course
Thompsonville Road
Entertainment Village
Casino
Lake
Rock Ridge Drive
Joyland Road
Lake
Heiden Road
Exit 105
Exit 106
Exit 107
Route 17


Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha Lake
VILLAGE
RESORT
Driving Range
Golf Course
Thompsonville Road
Rock Ridge Drive
Lake
Lake
Joyland Road
Heiden Road
Exit 105
Exit 106
Exit 107
Route 17
Resort Core
Retail, Dining & Entertainment
Casino Resort Complex
• Gaming
• Harness Race Track
• Hotel
• Night Life
• Spa


Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha
Lake
VILLAGE
RESORT
Driving
Range
Golf Course
Thompsonville Road
Rock Ridge Drive
Lake
Lake
Joyland Road
Exit
105
Exit
106
Exit
107
Route 17
18-Hole Golf Course
& Golf Clubhouse
Resort Core
Retail, Dining & Entertainment
Casino Resort Complex
• Gaming
• Harness Race Track
• Hotel
• Night Life
• Spa


Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha Lake
RESORT
VILLAGE
Driving Range
Golf Course
Thompsonville Road
Rock Ridge Drive
Lake
Lake
Joyland Road
Exit 105
Exit 106
Route 17
107
18-Hole Golf Course & Golf Clubhouse
Resort Core
Retail, Dining & Entertainment
Casino Resort Complex
• Gaming
• Harness Race Track
• Hotel
• Night Life
• Spa
Lake Club – Timeshare & RV Park


Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha Lake
RESORT VILLAGE
Driving Range
Golf Course
Thompsonville Road
Rock Ridge Drive
Lake
Lake
Joyland Road
Exit 105
Exit 106
Exit 107
Route 17
Family Resort Hotel
• Waterpark
• Spa
• Conference Center
18-Hole Golf Course & Golf Clubhouse
Resort Core
Retail, Dining & Entertainment
Casino Resort Complex
• Gaming
• Harness Race Track
• Hotel
• Night Life
• Spa
Lake Club – Timeshare & RV Park



Sporting Club
• Lower Density Hotel & Spa
• Experiential-based Hospitality
• Boomer Resort Housing
Family Resort Hotel
• Waterpark
• Spa
• Conference Center
18-Hole Golf Course & Golf Clubhouse
Resort Core
Retail, Dining & Entertainment
Casino Resort Complex
• Gaming
• Harness Race Track
• Hotel
• Night Life
• Spa
Lake Club – Timeshare & RV Park
RESORT VILLAGE
Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha Lake
Driving Range
Golf Course
Thompsonville Road
Rock Ridge Drive
Lake
Joyland Road
Exit 105
Exit 106
Exit 107
Route 17

DEVELOPMENT FRAMEWORK

VISION


Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha Lake
RESORT
VILLAGE
Driving Range
Golf Course
Thompsonville Road
Rock Ridge Drive
Lake
Lake
Joyland Road
Heiden Road
Exit 105
Exit 106
Exit 107
Route 17
Sporting Club
• Lower Density Hotel & Spa
• Experiential-based Hospitality
• Boomer Resort Housing
Family Resort Hotel
• Waterpark
• Spa
• Conference Center
18-Hole Golf Course & Golf Clubhouse
Resort Core
Retail, Dining & Entertainment
Casino Resort Complex
• Gaming
• Harness Race Track
• Hotel
• Night Life
• Spa
Lake Club – Timeshare & RV Park


Village
• Civic Center
• Retail / Service / Commercial
• Medical Home
• Apartments
• Townhouses
• Residential Lots
Future Development Site
Sporting Club
• Lower Density Hotel & Spa
• Experiential-based Hospitality
• Boomer Resort Housing
Family Resort Hotel
• Waterpark
• Spa
• Conference Center
18-Hole Golf Course & Golf Clubhouse
Resort Core
Retail, Dining & Entertainment
Casino Resort Complex
• Gaming
• Harness Race Track
• Hotel
• Night Life
• Spa
Lake Club – Timeshare & RV Park
VILLAGE
RESORT
Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha Lake
Driving Range
Golf Course
Thompsonville Road
Rock Ridge Drive
Joyland Road
Lake
Lake
Exit 105
Exit 106
Exit 107
Route 17



Sporting Club
• Lower Density Hotel & Spa
• Experiential-based Hospitality
• Boomer Resort Housing
Family Resort Hotel
• Waterpark
• Spa
• Conference Center
18-Hole Golf Course & Golf Clubhouse
Resort Core
Retail, Dining & Entertainment
Casino Resort Complex
• Gaming
• Hotel
• Night Life
• Spa
Lake Club – Timeshare & RV Park
Village
• Civic Center
• Retail / Service / Commercial
• Medical Home
• Apartments
• Townhouses
• Residential Lots
Future Development Site
Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha Lake
Golf Course
Driving Range
Thompsonville Road
Rock Ridge Drive
Lake
Lake
Joyland Road
Heiden Road
Exit 105
Exit 106
Exit 107
Route 17


MOVE
Ride
Paddle
Peddle
Run
Walk
Hike
Trail Head
Wait / Stop
LOCAL ACTIVITIES
Fishing
Boating
Kayaking / Canoeing
Whitewater Rafting
River Tubing
Hiking
Mountain Biking
Hunting
Off-road Adventures
Paintball Challenge
Alpine Skiing
Cross Country Skiing
Tubing / Sledding
Teen Day Camp
STONE BARNS
RESIDENTIAL VILLAGE
SPORTING CLUB
GOLF & CLUBHOUSE
RESORT CORE
FAMILY RESORT HOTEL
LAKE CLUB & RV PARK
Kiamesha Lake Road
Route 101
Golf Course
Driving Range
Thompsonville Road
Entertainment Village
Casino
Lake
Lake
Joyland Ro
Route 17
Exit 107


























BARNES & NOBLE
GROVE





amc
THEATRES




To Golf Clubhouse / Resort Hotel / Sporting Club
THOMPSONVILLE ROAD
To RV Park

LEGEND	
1	Entertainment District • 115,000 sf Entertainment Retail • 40,000 sf Theater
2	Ice Rink
3	Nature Trail
4	Casino Hotel: Phase 1
5	Casino Hotel: Phase 2
6	Entry Feature
7	Casino Resort: Phase 1
8	Casino Employee Parking
9	Casino Parking
10	Conference Hotel Parking
11	Gateway Park
12	Lakefront Park
13	Hotel & Conference Center
14	"Tent" Event Field
15	Entertainment District Parking
16	Stormwater Retention




To Golf Clubhouse / Resort Hotel / Sporting Club
THOMPSONVILLE ROAD
KOYLAND ROAD
1
To RV Park

LEGEND	
1	The Casino Resort








To Golf Clubhouse /
Resort Hotel /
Sporting Club
THOMPSONVILLE ROAD
2c
2a
2
1
2b
To RV Park

LEGEND

1	The Casino Resort
2	Entertainment Zone
2a	Ice Rink
2b	The Market Square
2c	The Cineplex







To Golf Clubhouse / Resort Hotel / Sporting Club
THOMPSONVILLE ROAD
MOYLAN ROAD
2c
2a
2
1
2b
3
To RV Park

LEGEND	
1	The Casino Resort
2	Entertainment Zone
2a	Ice Rink
2b	The Market Square
2c	The Cineplex
3	The Conference Hotel







the GROVE
ANTHROPOLOGIE


To Golf Clubhouse / Resort Hotel / Sporting Club
THOMPSONVILLE ROAD
Golf View
2c
2a
4
2
1
2b
3
Lake View
To RV Park

LEGEND	
1	The Casino Resort
2	Entertainment Zone
2a	Ice Rink
2b	The Market Square
2c	The Cineplex
3	The Conference Hotel
4	Event Lawn






To Golf Clubhouse / Resort Hotel / Sporting Club
Golf View
2c
2a
4
2
1
2b
3
Lake View
To RV Park

LEGEND	
1	The Casino Resort
2	Entertainment Zone
2a	Ice Rink
2b	The Market Square
2c	The Cineplex
3	The Conference Hotel
4	Event Lawn
(solid line)	Vehicular Circulation
(dashed line)	Pedestrian Circulation
(dotted line)	Bike / Multi-purpose Path






THOMPSONVILLE ROAD
EMPLOYEE PARKING
STABLES
HORSEMEN'S PARKING
MAINTENANCE
TRACK
GRANDSTAND/ SHOWROOM
MULTI-PURPOSE RM
HOTEL
CASINO
RETAIL DEVELOPMENT
VALET
MAIN ENTRY
PH2
BUS/SELF PARK ENTRY
SELF PARK
BUS AREA
TO GARAGE
JOYLAND ROAD
WETLANDS


CLUBHOUSE/SHOWROOM BELOW
ITALIAN RESTAURANT
STEAKHOUSE
BALCONY
BUFFET
BACK OF HOUSE
BACK OF HOUSE
HIGH-LIMIT GAMING
CENTRAL PLANT BELOW
CASINO BAR
BACK OF HOUSE
GRAB & GO
CASINO
2,150 SLOTS
ENTERTAINMENT BAR/ CASUAL DINING
BUS LOBBY
BUS AREA
ADMINISTRATION (FUTURE GAMING)
EVENTS ROOM
PRE FUNCTION
SELF PARK ENTRY
TERRACE
FUTURE EXPANSION
MAIN ENTRY
SPA
POOL
HOTEL ABOVE
FUTURE HOTEL







NEXT STEPS




Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha
Lake
Driving
Range
Monster
Golf Course
Thompsonville Road
Entertainment
Village
Casino
Lake
Rock Ridge Drive
Heiden Road
Joyland Road
Lake
Exit
105
Exit
106
Exit
107
Route 17


Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha
Lake
Driving
Range
Monster
Golf Course
Thompsonville Road
Entertainment
Village
Casino
Lake
Lake
Rock Ridge Drive
Joyland Road
Heiden Road
Exit
105
Exit
106
Exit
107
Route 17



Kiamesha Lake Road
Route 161
Route 42
Kiamesha Lake
Concord Road
Chalet Road
Driving Range
Monster Golf Course
Thompsonville Road
Entertainment Village
Casino
Lake
Rock Ridge Drive
Joyland Road
Lake
Heiden Road
Exit 105
Exit 106
Exit 107
Route 17


TODAY:
MARCH 8, 2012
JUNE
JULY
AUGUST
SEPTEMBER
OCTOBER
NOVEMBER
DECEMBER
JANUARY
FEBRUARY
MARCH
APRIL
MAY
JUNE
JULY
AUGUST
SEPTEMBER
OCTOBER
NOVEMBER
DECEMBER
2011
2012
MASTER PLANNING & DEVELOPMENT PROGRAM

All timelines are subject to approvals.


TODAY:
MARCH 8, 2012
JUNE
JULY
AUGUST
SEPTEMBER
OCTOBER
NOVEMBER
DECEMBER
JANUARY
FEBRUARY
MARCH
APRIL
MAY
JUNE
JULY
AUGUST
SEPTEMBER
OCTOBER
NOVEMBER
DECEMBER
2011
2012
MASTER PLANNING &
DEVELOPMENT PROGRAM
SEQRA

All timelines are subject to approvals.


TODAY:
MARCH 8, 2012
JUNE
JULY
AUGUST
SEPTEMBER
OCTOBER
NOVEMBER
DECEMBER
JANUARY
FEBRUARY
MARCH
APRIL
MAY
JUNE
JULY
AUGUST
SEPTEMBER
OCTOBER
NOVEMBER
DECEMBER
2011
2012
MASTER PLANNING & DEVELOPMENT PROGRAM
SEQRA
SITE PLAN APPROVAL
DESIGN & PREPARATION OF BID DOCUMENTS

All timelines are subject to approvals.


TODAY:
MARCH 8, 2012
JUNE
JULY
AUGUST
SEPTEMBER
OCTOBER
NOVEMBER
DECEMBER
JANUARY
FEBRUARY
MARCH
APRIL
MAY
JUNE
JULY
AUGUST
SEPTEMBER
OCTOBER
NOVEMBER
DECEMBER
2011
2012
MASTER PLANNING & DEVELOPMENT PROGRAM
SEQRA
SITE PLAN APPROVAL
DESIGN & PREPARATION OF BID DOCUMENTS
PERMITS

All timelines are subject to approvals.


TODAY:
MARCH 8, 2012
JUNE
JULY
AUGUST
SEPTEMBER
OCTOBER
NOVEMBER
DECEMBER
JANUARY
FEBRUARY
MARCH
APRIL
MAY
JUNE
JULY
AUGUST
SEPTEMBER
OCTOBER
NOVEMBER
DECEMBER
2011
2012
MASTER PLANNING & DEVELOPMENT PROGRAM
SEQRA
SITE PLAN APPROVAL
DESIGN & PREPARATION OF BID DOCUMENTS
PERMITS
BEGIN CONSTRUCTION

All timelines are subject to approvals.


NEWCATSKILLSDESTINATION.com
HART HOWERTON